Exhibit 10.2


                        Mortgage Assistance Corporation
        2614 Main Street o Dallas Tx 75226 o 214-670-0005 o 214-670-0001
                     www.mac-tx.com Trading Symbol: MTGC.OB


                               Servicing Contract

Member:
Member's Address:
Servicer:                   Mortgage Assistance Corporation
Servicer Address:          2614 Main Street, Dallas, TX  75226
Notes and/or REOs:         Attachment A


This servicing agreement was made and entered into this _____ day of __________, 2006, between SERVICER and MEMBER.

MEMBER shall initial below where appropriate.

Section 1. Servicing of Notes
-----------------------------

Note Servicing: MEMBER hereby authorizes and instructs SERVICER, and SERVICER agrees to service the "NOTES" and in that connection, to do the following:

A. To receive any and all payments due MEMBER on the NOTES, which includes but is not limited to all monthly payments, all late payments and all payoffs in full or in part. SERVICER is authorized to direct any payment to be made payable to SERVICER's Trust Account;

B. To endorse to SERVICER's Trust Account any checks or money orders payable to MEMBER and to immediately deposit same in SERVICER's Trust Account which is to be maintained in accordance with such laws and rules applicable thereto and as to which SERVICER will not commingle its assets;

C. To transmit MEMBER's portion of such payments of principal and interest as required by laws, rules and regulations which are applicable. There is a seven day hold on all checks to allow for clearing with the bank. Good funds are delivered to MEMBER without a hold at the address shown herein. SERVICER will not use such payment for any other transaction other than the transaction for which the funds are received;

D. To provide periodic reporting on the MEMBER's NOTES that SERVICER is servicing per this contract.

E.   If the  source  of  payment  is not the  maker of the  NOTES,  to so inform
     MEMBER;



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F.   To cause  SERVICER's  Trust  Account  utilized for this  transaction  to be inspected as required by such laws, rules and regulations as are applicable thereto;

G. To take any other action which SERVICER deems necessary or convenient to the collection and servicing of the NOTES including but not limited to instituting foreclosure proceedings in the event of default or making such payments for MEMBER's account or taking such other action as SERVICER deems necessary or desirable to protect the security of the Security Agreement or the priority thereof;

H. To execute and deliver on MEMBER's behalf and in MEMBER's name any documents necessary or convenient for the exercise of any rights or duties which MEMBER may have under the NOTES, including but not limited to Request for Reconveyance, Payoff Demands, Beneficiary Statements, Declarations and Notices of Default, bidding authorizations and other instructions to the Trustee of the NOTES;

I. To receive Notices of Default of prior encumbrances and to promptly notifiy MEMBER of any default upon the Notes and any prior encumbrances;

J. To grant such extensions or loan modifications as SERVICER deems reasonably appropriate;

K. MEMBER may terminate SERVICER's authority hereunder only with 30 days written notice and upon repayment and/or payment of the following:

     1.   Any outstanding payments made by SERVICER on MEMBER's behalf;
     2. Any accrued expenses incurred by SERVICER in connection with servicing the NOTES;

L. THE FOLLOWING PROVISIONS (1) & (2) APPLY ONLY TO LOANS IN WHICH MEMBER HOLDS AN UNDIVIDED FRACTIONAL INTEREST IN THE NOTES:

     1. A default upon any interest in the NOTES shall constitute a default upon all interests. A simple majority in interest of lenders may determine and direct the actions to be taken on behalf of all lenders in the event of default or with respect to other matters requiring the direction or approval of lenders, and such majority may designate the SERVICER to so act in their behalf.
     2. SERVICER shall furnish to MEMBER a list of names and addresses of all lenders holding an interest in the NOTES upon five (5) days written notice.

M.   Fees will be according to the attached Fee Schedule.

Section 2 - Servicing of REOs
-----------------------------
I. REO Servicing: MEMBER hereby authorizes and instructs SERVICER, and SERVICER agrees to service the "REOs" and in that connection, to do the following:

A. Authorize SERVICER to act on behalf of MEMBER as landlord to the REOs, where applicable;




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B.   Authorize  SERVICER to manage,  operate,  control,  rent and lease MEMBER'S
     REOs.

C. Authorize SERVICER to contract for or undertake the making of all necessary repairs and the performance of all other necessary work for the benefit of the REOs including all required alterations to properly carry out this agreement. SERVICER agrees to secure prior written approval of the MEMBER on expenditures in excess of $1,000 except emergency repairs in excess of the maximum if, in the opinion of SERVICER, such repairs are necessary to protect the property from damage, prevent damage to life or to the property of others;

D. To collect any and all payments due MEMBER, which includes but is not limited to, all monthly RENT payments and all LATE payments. SERVICER is authorized to direct any payment to be made payable to SERVICER's Trust Account. There is a seven day hold on all checks to allow for clearing with the bank. Good funds are delivered to MEMBER without a hold at the address shown herein. SERVICER will not use such payment for any other transaction other than the transaction for which the funds are received;

E. Any trust account SERVICER maintains under this agreement may be an interest-bearing or income producing account. SERVICER may retain any interest or income from such account as compensation under this agreement.

F. To hold security deposits from tenants in escrow or trust account until the end of tenancy.

G. To endorse to SERVICER's Trust Account any checks or money orders payable to MEMBER and to immediately deposit same in SERVICER's Trust Account which is to be maintained in accordance with such laws and rules applicable thereto and as to which SERVICER will not commingle its assets;

H. To provide periodic reporting on the MEMBER's REOs that SERVICER is servicing per this contract;

I. To cause SERVICER's Trust Account utilized for this transaction to be inspected as required by such laws, rules and regulations as are applicable thereto;

J. To take any other action which SERVICER deems necessary or convenient to the collection and servicing of the REOs including but not limited to instituting eviction proceedings in the event of default or selling of the REOs or making such payments for MEMBER's account or taking such other action as SERVICER deems necessary or desirable to protect the MEMBER's interest in the property. To advertise the property and display signs thereon; to rent and lease the property; to sign, renew and cancel rental agreements and leases for the property or any part thereof; to sue or recover for rent and for loss or damage to any part of the property and/or furnishings thereof; and, when expedient, to compromise, settle and release any such legal proceedings or lawsuits;



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K.   To  execute  and  deliver  on  MEMBER's  behalf  and in  MEMBER's  name any documents necessary or convenient for the exercise of any rights or duties which MEMBER may have as to the REOs, including but not limited to evictions, listing the property for sale, selling the property, or renting the property;

L. To pay all operating expenses and such other expenses as requested by the MEMBER from the rents received. This may include the payment of taxes and insurance;

M. MEMBER may terminate SERVICER's authority hereunder only with 30 days written notice and upon repayment and/or payment of the following:

     1.   Any outstanding payments made by SERVICER on MEMBER's behalf;
     2. Any accrued expenses incurred by SERVICER in connection with servicing the REOs;

N. MEMBER hereby agrees to hold SERVICER harmless from any and all claims, charges, debts, demand and lawsuits, including attorney's fees related to SERVICER's management of MEMBER's REOs, and from any liability for injury on or about the properties which may be suffered by an employee, tenant or guest upon the properties.

O.   Fees will be according to the attached Fee Schedule.

Section 3 - General Provisions
------------------------------

MEMBER represents that all of the persons designated above are over the age of 18 and are competent.

         Make MEMBER Check Payable To:__________________________________________

         Address: ______________________________________________________________

         City, State, Zip Code: ________________________________________________

         Tax ID Number: ________________________________________________________

DEFAULT: A party is in default if the party fails to cure a breach within 10 days after receipt of written demand from the other party. If either party is in default, the non-defaulting party may: (a) terminate this agreement by providing at least 10 days written notice; (b) recover all amounts due to the non-defaulting party under this agreement; (c) recover reasonable collection costs and attorney's fees; and (d) exercise any other remedy available at law. SERVICER is also entitled to recover any compensation SERVICER would have been entitled to receive if Member did not breach this agreement.

MEDIATION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this agreement that may arise between the parties. If the dispute cannot be resolved by negotiation, the dispute will be submitted to mediation. The parties to the dispute will choose a mutually acceptable mediator and will share the cost of mediation equally.



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ATTORNEY'S  FEES:  If  MEMBER or  SERVICER  is a  prevailing  party in any legal proceeding brought as a result of a dispute under this agreement or any transaction related to or contemplated by this agreement, such party will be entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

SPECIAL PROVISIONS: This Agreement may be amended from time to time by the parties pursuant to a written agreement or addendum signed by the SERVICER and the MEMBER.

ENTIRE AGREEMENT: This document contains the entire agreement of the parties and may not be changed except by written agreement.

ASSIGNMENTS: Neither party may assign this agreement without the written consent of the other party.

BINDING EFFECT: MEMBER's obligations to SERVICER under this agreement are binding upon MEMBER and MEMBER's heirs, executors, successors, and permitted assignees.

JOINT AND SEVERAL: MEMBERS executing this agreement are jointly and severally liable for the performance of all its terms. Any act or notice to , refund to , or signature of, any one or more of the MEMBERS regarding any term of this agreement or its termination is binding on all MEMBERS executing this agreement.

GOVERNING LAW: Texas law governs the interpretation, validity, performance, and enforcement of this agreement.

SEVERABILITY: If a court finds any clause in this agreement invalid or unenforceable, the remainder of this agreement will not be affected and all other provisions of this agreement will remain valid and enforceable.

CONTEXT: When the context requires, singular nouns and pronouns include the plural.

NOTICES: Notices between the parties must be in writing and are effective when sent to the receiving party's address as stated in this agreement.


MEMBER:
Signed: _________________________________                 Date _________________
Print Name: _____________________________
Title:  _________________________________


SERVICER: Mortgage Assistance Corporation
Signed: _________________________________                 Date _________________
Print Name: _____________________________
Title:  _________________________________




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                                  Fee Schedule



1. Note Servicing: (for current notes)
$12.00 per note per month for standard servicing support that includes, but not limited to item such as monthly mailings of statements and responding to borrower requests. In addition, Members will pay any directly related expenses.


1. Default Management Fee: (for non-performing and REO)
$188.00 per Note or REO per month for standard default management support such as collections, skip tracing, coordinating foreclosures, responding to bankruptcy claims, and any overhead related to default management plus REO sales coordination, forced insurance placements, property management and evictions. In addition, all directly related fees or commissions, internal or outsourced, will be charged to MEMBER's account

















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